UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2006

DTLL, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-30608	41-1279182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1650 West 82nd, Suite 1200, Bloomington, MN	55431
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (952) 881-4105

_______________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[x] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[x] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation F-D Disclosure

We urge you to read all documents filed by us with the U.S. Securities and Exchange Commission because they contain important information. You can see and obtain copies of these documents for free at the Commission's web site, www.sec.gov.

Explanatory Note: This Report describes various communications, including additional information on a previously announced exchange offer. To the extent that this Report constitutes pre-commencement communication related to an exchange offer, we have designated that this Report will also constitute the required disclosure pursuant to Securities Act Rule 425 and Securities Exchange Act Rule 14d-2.

1.	Global Casinos Inc Transactions.

On March 8, 2006, DTLL, Inc. (the "Company") announced that it has made an offer to the Global Casinos, Inc ("GCI") shareholders to purchase their respective interest in GCI in exchange for a newly created class of our preferred stock. The Company proposes to complete the transaction with the share exchange agreements between the shareholders of GCI and the Company and file such registration statements with the SEC to register the shares that are exchanged under the agreement. This transaction is scheduled to close on or before April 30, 2006.

On March 20, 2006, the Company presented the Share Exchange Offer (the "Offer") to the Board of Directors of GSRC with an initial deadline of Friday, March 31, 2006.

2.	Grand Sierra Resorts Corp. Transactions.

On March 7, 2006, the company announced that we were going to make an exchange offer to GSRC’s shareholders to purchase an interest in GSRC in exchange for a newly created class of our preferred stock. As soon as practicable, we intend to proceed with an exchange offer for GSRC stock, creating a new class of preferred stock and file such registration statements with the SEC relating to this exchange offer.

On March 15, 2006, the Company presented the Share Exchange Offer to the Board of Directors of Grand Sierra Resorts with an initial deadline of Friday March 17, 2006.

On March 17, 2006, the Company amended the offer and extended the deadline until Friday March 24, 2006.

On March 17, 2006, the President of Grand Sierra Resort Corporation agreed to the present the offer to the Board of Directors of Grand Sierra Resorts Corporation.

On March 23, 2006, the Company extended the deadline until Tuesday April 4, 2006.

ITEM 9.01. Financial Statements and Exhibits

(d)      Exhibits

           10.1    Letter dated March 19, 2006 to GCI Board of Directors
           10.2    Letter dated March 23, 2006 to GSRC Board of Directors

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DTLL, Inc.

Dated: March 23, 2006	By:	/s/ Dual Cooper
Dual Cooper, President

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